UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32389 (Commission file number)	41-2111139 (IRS Employer Identification No.)

600 North Hurstbourne Parkway Suite 300 Louisville, Kentucky 40222 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously disclosed, on February 4, 2014, NTS Realty Holdings Limited Partnership (the “Company”, “we”, “us” or “our”), together with the other defendants in the class action lawsuit described below, entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”) with the plaintiffs in the class action (the “Kentucky Action”) captioned, Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, which was pending in Jefferson County Circuit Court of the Commonwealth of Kentucky against the Company, NTS Realty Capital, Inc., our managing general partner, each of the members of the board of directors of Realty Capital, NTS Realty Partners, LLC and NTS Merger Parent, LLC.  The Settlement Agreement provides for the full and complete compromise, settlement, release and dismissal of the Kentucky Action as well as the class action lawsuit pending in the Delaware Court of Chancery under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action” and with the Kentucky Action, the “Actions”).

Also, as previously disclosed, in accordance with the terms of the Settlement Agreement, on April 24, 2014, the court in the Kentucky Action entered an Order and Final Judgment, pursuant to which, among other things, all actions asserted against the defendants in the Kentucky Action were dismissed with prejudice.  The Settlement Agreement provides that, after entry of the Order and Final Judgment in the Kentucky Action, the parties to the Settlement Agreement will file a stipulation and order dismissing the Delaware Action with prejudice.

On May 5, 2014 the stipulation and order dismissing the Delaware Action was filed with the court, and on May 6, 2014, the court in the Delaware Action entered an order dismissing, with prejudice, all actions asserted against the defendants in the Delaware Action.  Generally, if there are no appeals filed to the orders dismissing the respective Actions, then each respective order will become final and no longer be subject to appeal after expiration of thirty (30) days following the date of entry of such order.

On May 8, 2014, we issued a press release announcing the Delaware court’s dismissal of the Delaware Action.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	99.1	Press release of NTS Realty Holdings Limited Partnership dated May 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Executive Vice President and CFO
Date:	May 8, 2014

EXHIBIT INDEX

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	99.1	Press release of NTS Realty Holdings Limited Partnership dated May 8, 2014

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